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                                                                    Exhibit 21.2


            LIST OF SUBSIDIARIES OF DESTIA COMMUNICATIONS, INC.


Name                                                 Jurisdiction
----                                                 ------------

Amber Hold, Ltd.*                                    United Kingdom

America First Ltd.*                                  United Kingdom

Call BvBa*                                           Belgium
Call the World                                       Ireland
destia.com, Inc.                                     Delaware
Destia Communications BV                             The Netherlands
Destia Communications, Ltd.                          Ireland
Destia Communications, Ltd.                          United Kingdon
Destia Communications SA*                            France
Destia Communications Holdings, Ltd.                 United Kingdom
Destia Communications Services, Inc.                 Delaware
Destia Communications Services, Ltd.                 Ireland
Destia Network Services Ltd.                         United Kingdom
Econophone AG                                        Switzerland
Econophone GmbH                                      Austria
Econophone GmbH                                      Germany

Econophone, Ltd.                                     United Kingdom

Econophone NV                                        Belgium
Econophone Services GmbH                             Switzerland
Econophone (Hellas), SA                              Greece
Microdoor                                            United Kingdom
Off the Mall Advertising Inc.                        Delaware
Phonecentre GmbH                                     Switzerland
Telco Global Communications Ltd.                     United Kingdom
Teleriffic Global Communications GmbH                Germany
Voicenet Corporation                                 New York
WaveTech, Ltd.                                       United Kingdom
WaveTech Network Services Ltd.                       United Kingdom
3461386 Canada, Inc.                                 Canada



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* Ownership is less than 100%. See disclosure contained in Section 3(c) below.